e                                                                   EXHIBIT 10.f

                              AMENDED AND RESTATED
                               SUNBEAM CORPORATION
                                EQUITY TEAM PLAN

                        (Amended as of December 5, 1996)

1.      PURPOSE.

        The purpose of the Sunbeam Corporation Equity Team Plan is to provide incentives for selected executives, key employees, Outside Directors and Designated Others to promote the financial success and progress of Sunbeam Corporation. Capitalized terms used throughout this Plan shall have the meanings ascribed to them in Section 16 hereof.

2.      STOCK SUBJECT TO THE PLAN.

        (a) Subject to the provisions of this Section and Section 9, the maximum number of shares of Stock that may be issued under the Plan is 11,500,000 shares, to be allocated as follows:

               (i) 11,300,000 shares may be issued in connection with the grant of Options pursuant to Section 3; and

               (ii) 200,000 shares may be issued in connection with the grant of Restricted Stock Awards pursuant to Section 3.

               Such shares may be either authorized but unissued shares or treasury shares.

        (b)    The number of shares subject to an Option or a Restricted
               Stock Award that has been granted under the Plan shall no longer be charged against the limitation provided in Section 2(a), and may again be made subject to Options or Restricted Stock Awards, as the case may be, to the extent that Options expire unexercised or are terminated, surrendered or canceled before exercise or Restricted Stock Awards are forfeited, terminated, surrendered or canceled due to a Participant's termination of employment or service as an Outside Director or for any other reason.

3.      GRANTS OF OPTIONS AND RESTRICTED STOCK AWARDS.

        (a) Subject to the provisions of the Plan, the Committee may at any time, or from time to time, grant Options to officers, key employees, Outside Directors of the Company (or its subsidiaries) and Designated Others.

        (b) Subject to the provisions of the Plan, the Committee may at any time, or from time to time, grant shares of Stock which are subject to the Restrictions set forth in Section 4(b) ("Restricted Stock") to officers, key employees and Outside Directors of the Company (or its subsidiaries) and Designated Others.

        (c) The Committee shall cause shares of Restricted Stock to be issued to each Outside Director immediately and automatically upon his or her election, re-election or appointment as a Director of the Company. If such Outside Director is elected at an Annual Meeting of the Shareholders of the Company (the "Annual Meeting"), the number of shares of Restricted Stock to be issued shall




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               be 1,500. The number of shares of Restricted Stock to be issued to an Outside Director who is elected or appointed at any time other than at an Annual Meeting shall be 1,500 multiplied by a fraction, the numerator of which shall be the number of days after the date of such election to and including the date of the next Annual Meeting (which for such purpose shall be assumed to be the next May 15) and the denominator of which shall be 365; provided, however, (i) that in the case of an Outside Director elected to the Board for the first time during the period beginning August 1, 1996 and ending December 31, 1996, the number of such shares shall not be prorated, and each such Outside Director shall receive 1,500 shares for the period of his service between the date of his election and the date of the next Annual Meeting (assumed to be May 15, 1997); and (ii) that each incumbent Outside Director, elected prior to August 1, 1996, shall receive that number of shares of Restricted Stock which results from applying to 1,500 such shares the proration formula provided above, using for such calculation the period from August 6, 1996 until and including the date of the next Annual Meeting (assumed to be May 15, 1997).

        (d)    Deleted.

        (e) Each Option shall be evidenced by a Stock Option Agreement, and each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement, each in a form approved by the Committee or by a Company officer designated by the Committee.

        (f) Notwithstanding any other provision of the Plan, no person shall be granted Options for more than 250,000 shares of Stock or Restricted Stock Awards for more than 25,000 shares of Stock in any single fiscal year of the Company.

4.      TERMS AND CONDITIONS.

        (a)    OPTIONS.

               (i) An Option shall entitle the Participant who holds it to exercise the Option on and subject to the terms, conditions and restrictions of the Plan (as the Plan may be amended from time to time) and such additional terms, conditions and restrictions as may be imposed by the Committee at the time of grant.

               (ii) Unless otherwise specified by the Committee, the term of each Option granted prior to May 15, 1996 (herein the "1996 Amendment Date") and which is In-the-Money as of the 1996 Amendment Date shall commence on the date of grant of the Option and shall expire at the close of business on the earlier of (A) the tenth anniversary of the date of grant or (B) the 45th day following the termination of the Participant's employment with, or service as director of, the Company (or a subsidiary). Unless otherwise specified by the Committee, the term of each Option granted on or after the 1996 Amendment Date and the term of each Option granted prior to the 1996 Amendment Date which is Out-of-the- Money as of the 1996 Amendment Date, shall commence on the Grant Date of the Option and shall expire at the close of business on the earliest of (A) the tenth anniversary of the Grant Date; or (B) the third anniversary of the date of termination of the Participant's employment with, or service as a director of, the Company (or a subsidiary), in the case of retirement or termination by the Company without Cause; or
                      (C) 90 days after the date of termination of employment in the case of resignation, voluntary departure or

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                      termination by the Company with Cause; or (D) in the case
                      of a Designated Other, the date specified in the Stock Option Agreement. Notwithstanding the foregoing sentence, Participants who are subject to Section 16(b) of the Exchange Act shall have until the earlier of (A) the tenth anniversary of the Grant Date; or (B) the third anniversary of the date of termination of their employment with, or service as a director of the Company, regardless of the cause, within which to exercise Options which are granted on or after the 1996 Amendment Date and Options which are Out-of-the-Money as of the 1996 Amendment Date; provided, however, that no such Option may be exercised by any such person during the period beginning on the date of termination and ending on the six month anniversary of the date of termination.

               (iii) All Restrictions shall lapse with respect to the Restricted Stock subject to a Restricted Stock Award made to an Outside Director pursuant to Section 3(c) hereof immediately and automatically upon the Director's acceptance of election or appointment as a Director of the Company, as evidenced in such manner as may be established by the Committee. Unless otherwise specified by the Committee (which is empowered to provide different vesting schedules with respect to any grant of Options or Restricted Stock), all other Options granted under the Plan shall become exercisable with respect to 20% of the shares subject to the Option beginning on the first anniversary of the Grant Date and as to an additional 20% on each of the second, third, fourth and fifth anniversaries of the Grant Date (each twelve month period ending on an anniversary of a Grant Date being referred to herein as an "Option Year"), provided in each case that the Participant shall have remained an employee or a director of the Company (or a subsidiary), or in the case of a Designated Other, shall have remained in the position set forth in the Stock Option Agreement, continuously since the Grant Date. Notwithstanding the foregoing, during the remaining term of any options (if not already so exercisable) : (A) if a Participant's employment or service as a director, or in the case of a Designated Other, the period of service as defined in the Stock Option Agreement, terminates due to death, all Options held by the Participant at death shall become immediately exercisable in full; (B) upon a Change in Control, coupled with a Change in Status of a Participant, all Options held by such Participant who is then an employee or director of the Company (or a subsidiary) shall become immediately exercisable in full; and (C) in the event that the exercisability of an Option accelerates due to a Change in Control and a Change in Status, Participants who are subject to Section 16(b) of the Exchange Act may not sell the shares acquired upon such accelerated exercise within six months of the Grant Date of such Option.

               (iv) Except to the extent permitted by Rule 16b-3 or its successor, Options shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of, except by will or the laws of descent and distribution, pursuant to a qualified domestic relations order ("QDRO") as defined in the Code or ERISA (or the rules thereunder) or as otherwise set forth in this
                      Section 4(a)(iv). Each Option shall be exercisable during the lifetime of a Participant only by the Participant to whom it was granted, and after the Participant's death only by the Participant's estate or legal representative. To the extent exercisable, an Option may be exercised in whole at any time, or in part from time to time, during the term of the Option.

               (v) Any Option may be converted, modified, forfeited or canceled, prospectively or retroactively, in whole or in part, by the Committee in its sole discretion; provided,


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                      however, that no such action shall adversely affect the
                      rights of any Participant under any Option granted prior to such action without his consent. Except as may be otherwise provided in an Agreement, the Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Option.

        (b)    STOCK AWARDS.

               (i) Upon the grant of a Restricted Stock Award, a stock certificate representing a number of shares of Stock equal to the number of shares of Restricted Stock granted to a Participant shall be registered in the Participant's name but shall be held in custody by the Company for the Participant's account. The Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock, except that the following restrictions (the "Restrictions") shall apply: (A) the Participant shall not be entitled to delivery of the certificate until the Restricted Period (set forth in paragraph (iii) below) applicable to such Restricted Stock has expired or terminated and until any other conditions prescribed by the Committee are satisfied; (B) none of the Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period applicable to such Restricted Stock and prior to the satisfaction of any other conditions prescribed by the Committee; and (C) shares of Restricted Stock shall be forfeited and all rights of the Participant to such Restricted Stock shall terminate without further obligation on the part of the Company unless the Participant has (1) remained an employee or a director of the Company (or a subsidiary) until the expiration or termination of the Restricted Period applicable to such Restricted Stock (or in the case of a Designated Other, the duration specified in the Restricted Stock Award Agreement) and (2) satisfied any other conditions prescribed by the Committee applicable to such Restricted Stock. At the discretion of the Committee, cash and stock dividends with respect to the Restricted Stock may be either currently paid or withheld by the Company for the Participant's account. Cash dividends so withheld by the Committee shall not be subject to forfeiture. Upon the forfeiture of any shares of Restricted Stock, such forfeited Restricted Stock shall be transferred to the Company without further action by the Participant. The Participant shall have the same rights and privileges, and be subject to the Restrictions, with respect to any shares or other property received pursuant to Section 9.

               (ii) Upon the expiration or termination of the Restricted Period with respect to shares of Restricted Stock and the satisfaction of any other conditions prescribed by the Committee, the Restrictions applicable to such Restricted Stock shall lapse and a stock certificate for the number of shares of Stock with respect to which the Restricted Period has lapsed shall be delivered, free of all restrictions, except any that may be imposed by law, to the Participant or the Participant's beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Stock but will pay, in lieu thereof, the Fair Market Value (determined as of the date the Restricted Period expires or terminates) of such fractional share to the Participant or the Participant's beneficiary or estate, as the case may be. No payment will be required from the Participant upon the issuance or delivery of any shares of Stock under this paragraph, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld or paid promptly upon notification of the amount due and prior to or concurrently with the issuance or delivery of a certificate representing such shares.

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               (iii)  Unless otherwise specified by the Committee at the
                      time of the award and included in the Restricted Stock Award Agreement, the Restrictions shall also lapse with respect to one-fifth of the Restricted Stock subject to all other Restricted Stock Awards on each of the first through the fifth anniversaries of the Grant Date, provided in each case that the Participant shall have remained an employee or a director of the Company (or a subsidiary) continuously since the date of grant (or in the case of a Designated Other, shall have complied with the terms and conditions of the Restricted Stock Award Agreement). Notwithstanding the foregoing: (A) if a Participant's employment or service as a director, or in the case of a Designated Other, the period defined in the Restricted Stock Award Agreement, terminates due to death, the Restrictions shall lapse with respect to all Restricted Stock Awards held by the Participant at death (if not already so lapsed); (B) upon a Change in Control, coupled with a Change in Status of a Participant, the Restrictions shall lapse with respect to all Restricted Stock Awards held by such Participant who is an employee or director of the Company (or a subsidiary) (if not already so lapsed); and (C) in the event of an accelerated lapse of Restrictions due to a Change in Control and a Change in Status, Participants who are subject to Section 16(b) of the Exchange Act may not sell the shares of Stock whose Restrictions have so lapsed within six months of the Grant Date of the Restricted Stock Award pursuant to which such Stock was received. The "Restricted Period" as to any shares constituting part of a Restricted Stock Award shall be the period of time commencing with the Grant Date of a Restricted Stock Award and ending with the date on which the Restrictions lapse with respect to any such shares, or any portion thereof.

        (c) In the event that the acceleration of (i) the exercisability of an Option or (ii) the lapse of Restrictions relating to Restricted Stock upon a Change in Control and a Change in Status results in excise tax pursuant to Section 4999 of the Code, or any successor or similar provision thereto, or comparable state or local tax laws, the Company shall pay to the Participant such additional compensation as is necessary (after taking into account all Federal, state and local income and excise taxes payable by the Participant as a result of the receipt of such compensation ) to place the Participant in the same after-tax position he would have been in had no such excise tax (or any interest or penalties thereon) been paid or incurred. The amount of such payment shall be determined by the independent accounting firm serving as the Company's outside auditor immediately prior to the Change in Control.

5.      EXERCISE OF OPTIONS.

        (a) The Exercise Price of the shares purchasable under an Option shall be the Fair Market Value per share on the Grant Date of such Option, subject to subsequent adjustment pursuant to the provisions of Section 9.

        (b) Options shall be considered exercised (herein the "Exercise Date") on the date written notice, in such form as the Committee may prescribe, is received by the Option Plan Administrator of the Company, advising of the exercise of an Option and either transmitting payment of the total Exercise Price for the number of shares of Stock involved or electing one of the alternative payment procedures set forth in Section 5(c) below.

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        (c)    The Exercise Price shall be paid in cash (including cash
               obtained through a margin loan on the shares as to which the Option is being exercised) or (and provided (x) the use of the following procedure by a Participant would comply with safeguards established by the Committee designed to avoid "short-swing" profits to the Participant under Section 16(b) of the Exchange Act, and (y) does not otherwise violate any applicable laws) through (i) a broker-assisted cashless exercise program established by the Committee, based on the actual proceeds from the sale of share of Stock; or (ii) in shares of Stock, valued on the basis of the closing market price of the Stock on the Exercise Date.

        (d) Subject to the provisions of Section 6 and the other provisions of the Plan, the Stock Option Agreement and the Option, the Company shall issue shares of Stock in the Participant's name as soon as practicable (but in no event later than 30 days) after the Exercise Date. The Participant shall not be deemed to be a holder of any shares pursuant to an Option, and shall not have any rights as a stockholder in connection with such shares, until the date of transfer of shares of Stock to the Participant. The Company shall have no liability of any nature whatsoever to any Participant by reason of any change in the market price of the Stock during the period of time between the Exercise Date and the date on which any shares of Stock resulting from the exercise are issued or sold.

6.      RESTRICTIONS.

        (a) Notwithstanding any other provision of the Plan, an Option or Restricted Stock Award to the contrary, no Option shall be exercised, and the Company shall not be obligated to issue or transfer shares of Stock under any Option or Restricted Stock Award, until the Company shall have received such assurances as the Company may reasonably request from its counsel that the exercise of the Option and the issuance and transfer of shares pursuant to the Option or Restricted Stock Award will not violate the Securities Act of 1933, as amended, or any other applicable Federal or state laws. In connection with any such issuance or transfer, the Participant shall, if requested by the Company, give assurances satisfactory to counsel to the Company, in respect of the Participant's investment intent or such other matters as counsel to the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

        (b) No provisions of the Plan or any Option or Restricted Stock Award shall be interpreted or construed to obligate the Company to register any Stock under Federal or state law.

        (c) The Company and the Committee reserve the right to investigate at any time the circumstances surrounding any exercise of Options, including any investigation regarding whether a Participant is in compliance with the provisions of
               Section 13 hereof (or has threatened or is reasonably believed to intend to violate the provisions of Section 13 hereof), and the Company and the Committee shall have no liability or responsibility to any Participant for any alleged damage sustained by the Participant by reason of any delay in the implementation of an Option exercise during the pendency of any such investigation, whether by reason of any change in the market price of the Stock or otherwise.

        (d) Notwithstanding any other provision hereof, the Committee shall have the right at any time to deny or delay a Participant's exercise Options if such Participant is reasonably believed by the Committee (i) to be engaged in material conduct adversely affecting the Company or (ii) to be


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               contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Participant is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company.

        (e) Participants are and at all times shall remain subject to the trading window policies adopted by the Company from time to time throughout the period of time during which they may exercise Options or sell Restricted Stock granted pursuant to the Plan. Participants may request at any time a copy of any calendar of scheduled open windows by contacting the Option Plan Administrator.

7.      FAIR MARKET VALUE.

        (a) During any period that the Company's Stock is Actively Traded, Fair Market Value shall equal the arithmetic average of the closing prices of a share of Stock on the exchange or national market system on which the Stock is traded, for the last twenty market trading days prior to the date of determination of Fair Market Value, or pursuant to such other method as the Committee may reasonably specify for determining the Stock's Fair Market Value.

        (b) During any period during which the Company's Stock is not Actively Traded, Fair Market Value shall be determined by the Committee.

8.      TERM.

        This Amended and Restated Plan shall be effective as of the date set forth on the first page hereof. No Option or Restricted Stock Award shall be granted under the Plan after February 12, 2006, but the Plan shall continue in effect thereafter with respect to any previously granted Options and Restricted Stock Awards that remain outstanding and the duration of any such grant or award shall not be affected by the expiration of the Plan.

9.      ADJUSTMENTS.

        In the event that any recapitalization, or reclassification, split-up or consolidation of shares of Stock shall be effected, or the outstanding shares of Stock shall, in connection with a merger or consolidation of the Company or a transaction or series of related transactions that results in the sale of all or substantially all of the Company's assets, be exchanged for a different number or class of shares of stock or other securities or property of the Company or any other Person, or a record date or dates for determination of holders of Stock entitled to receive a dividend payable in stock or a liquidating dividend (or series of dividends) shall occur, equitable and proportional adjustments aimed at preventing the inequitable enlargement or dilution of any rights hereunder shall be made to (i) the number and class of shares or other securities or property that may be issued or transferred pursuant to the Plan and any outstanding Options and Restricted Stock Awards and (ii) the Exercise Price to be paid per share under any outstanding Options; PROVIDED, HOWEVER, that in the event of a merger or consolidation of the Company, or similar transaction pursuant to which the outstanding Stock is exchanged for cash or other property, the unexercised Options shall thereafter be exercisable for, and the Restricted Stock Awards shall entitle the Participant to receive, the cash or other property which an Option or Restricted Stock Award holder, as the case may be, would have been entitled to receive had the Options been exercised, or the Restrictions relating to the Restricted Stock Award lapsed, immediately prior to the record date for such merger, consolidation or similar transaction except to the extent that provision is made in writing in connection with such transaction for (1) the assumption of the Options by, or the substitution for the Options of new options covering the stock of, a successor acquiring

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               corporation, in each case providing terms no less favorable to the holder of such Options than would an assumption or substitution described in Treasury Regulation ss.1.425-1(a) that would not constitute a "modification" for purposes of Code ss.424(a), and (2) the substitution for Restricted Stock Awards of stock of a successor or acquiring corporation having terms no less favorable to the holder thereof than the terms of the Restricted Stock Award in effect before such transaction.

10.     ADMINISTRATION.

        (a)    The Plan shall be administered by the Committee. The
               Committee shall, subject to the provisions of the Plan, have full power and authority to administer the Plan, to select the Participants in the Plan, and, except for grants and awards which are automatically made to Outside Directors as provided pursuant to Section 3 of the Plan, to determine the number of shares to be made subject to each Option and Restricted Stock Award and all terms and conditions of each Option and Restricted Stock Award. The Committee shall have the power to interpret the Plan and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon all Participants, the Company and all other interested persons, absent a determination by a court of competent jurisdiction that the Committee has acted in bad faith or has engaged in reckless or willful misconduct.

        (b) Members of the Committee and the Board and officers administering this Plan shall be fully protected in taking actions under the Plan or in relying upon the advice of counsel and shall incur no liability except for bad faith, recklessness or willful misconduct in the performance of their duties.

        (c) Except as required by Rule 16b-3 with respect to grants of Options to individuals who are subject to Section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees.

        (d) To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules applicable to Options granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Options to such Participants in accordance with those rules.

        (e) Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of grants and awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive grants and awards under the Plan, whether or not such persons are similarly situated.

11.     GENERAL PROVISIONS.

        (a) Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any Person any right to continue in the employment or other service of the Company (or any subsidiary), or shall affect the right of the Company (or any subsidiary) to terminate the employment or other service of any person at any time with or without Cause.

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        (b)    The Company may make appropriate provisions for the
               withholding of any taxes which the Company determines it is required to withhold in connection with any Option or Restricted Stock Award including, at the request of a Participant and provided that it does not violate any applicable laws, the payment of such withholding taxes through a broker-assisted sale of a sufficient number of shares underlying the Option or subject to the Restricted Stock Award or by delivery to the Company of shares of Stock previously owned by the Participant, in either case having an actual sale price equal to the amount of such taxes. Notwithstanding the foregoing, a Participant whose transactions in Stock are subject to Section 16(b) of the Exchange Act may make a share withholding election only if it complies with safeguards established by the Committee designed to avoid "short swing" profits to the Participant under Section 16(b) of the Exchange Act. The certificates evidencing a Restricted Stock Award made to an Outside Director pursuant to
               Section 3(c) hereof shall be automatically reduced by 28% to provide for the estimated Federal income tax payment obligation of the Outside Director, or by such other higher percentage as may be required by law to be withheld, with the Company remitting to the appropriate tax authorities the fair market value of the Restricted Stock Award for which the certificates are not so delivered.


        (c) By accepting any benefits under the Plan, each Participant, and each Person claiming under or through the Participant, shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan. Each Participant hereby further agrees that amendments and modifications to the Plan, which may be adopted from time to time by the Committee and/or the Board of the Corporation (as set forth in Section 12 hereof), shall be binding upon such Participant and upon all Options or Restricted Stock which the Participant may hold, including (with retroactive effect) Options or Restricted Stock previously granted to the Participant, except to the extent set forth in Section 12 hereof.

        (d) With respect to Participants subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable provisions of Rule 16b-3 or its successor. To the extent any provision the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

        (e) A Participant shall have no rights as a stockholder of the Company with respect to any Shares to be issued upon exercise of an Option until such Participant has exercised such Option and becomes a holder of such Shares.

12.     AMENDMENTS; MODIFICATION AND TERMINATION.

        This Plan may be amended or modified by the Committee, with ratification by the Board, or terminated by the Board, at any time and in any respect, except that no amendment shall be made without the approval of the shareholders of the Company if shareholder approval would be required by Rule 16b-3 under the Exchange Act or any other law or rule of any governmental authority, stock exchange or other self-regulatory organization to which the Company is subject. No such amendment, modification or termination shall have effect to reduce the number of shares as to which any Option or Restricted Stock Award previously has been granted to a Participant; to extend the vesting schedule with respect to any Option or Restricted Stock Award or to extend the period of non-competition or confidentiality as set forth in Section 13 hereof. In the event of the passage of any law, rule or regulation or a determination by any regulatory agency or court, requiring an adverse change in the Company's accounting or tax treatment relating to the

        Plan, the Committee shall have the right to modify the terms of outstanding Options and Restricted Stock Awards to the extent necessary to avoid the adverse consequences of such change.

13. CONFIDENTIALITY AND NON-COMPETITION; CONDUCT NOT IN THE INTEREST OF THE CORPORATION.

        By accepting Options or Restricted Stock Awards under the Plan and as a condition to the exercise of Options and the enjoyment of any of the benefits of the Plan, each Participant agrees as follows:

               (a) CONFIDENTIALITY -- During the period of each Participant's employment or service as a director with the Company (or the Participant's engaging in any other activity with or for the Company) and for a two year period thereafter, each Participant shall treat and safeguard as confidential and secret all Confidential Information received by such Participant at any time. Without the prior written consent of the Company, except as required by law, such Participant will not disclose or reveal any Confidential Information to any third party whatsoever or use the same in any manner except in connection with the businesses of the Company and its subsidiaries. In the event that a Participant is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose (i) any Confidential Information or (ii) any information relating to his opinion, judgment or recommendations concerning the Company or its subsidiaries as developed from the Confidential Information, Participant will provide the Company with prompt written notice of any such request or requirement so that the Company may seek an appropriate protective order or waive compliance with the provisions contained herein. If, failing the entry of a protective order or the receipt of a waiver hereunder, Participant is, in the reasonable opinion of his counsel, compelled to disclose Confidential Information, Participant shall disclose only that portion of the Confidential Information which his counsel advises that he is compelled to disclose and will exercise best efforts to obtain assurances that confidential treatment will be accorded such Confidential Information.

               (b) NON-COMPETITION -- During the period of employment with the Company or its subsidiaries of any Participant (other than a director) compensated at a rate (including bonuses) in excess of $75,000 per year in cash compensation from his employment with the Company or any of its subsidiaries (determined as of the most recently completed fiscal year of the Company), and, for a two-year period thereafter (the "Non-Compete Period"), each such Participant shall not, without prior written consent of the Committee, do, directly or indirectly, any of the following:

                      (1) own, manage, control or participate in the ownership, management, or control of, or be employed or engaged by or otherwise affiliated or associated with, any other corporation, partnership, proprietorship, firm, association or other business entity, or otherwise engage in any business which competes with the business of the Company or any of its subsidiaries (as such business is conducted during the term of such Participant's employment with the Company or its subsidiaries) in the geographical regions in which such business is conducted; PROVIDED, HOWEVER, that the ownership of a maximum of one percent of the outstanding stock of any publicly traded corporation shall not violate this covenant; or

                      (2) employ, solicit for employment or assist in employing or soliciting for employment any present, former or future employee, officer or agent of the Company or any of its subsidiaries.

                      In the event any court of competent jurisdiction should determine that the foregoing covenant of non-competition is not enforceable because of the extent of the geographical area or the duration thereof, then the Company and the affected Participant hereby petition such court to modify the foregoing covenant to the extent, but only to the extent, necessary to create a covenant which is enforceable in the opinion of such court, with the intention of the parties that the Company shall be afforded the maximum enforceable covenant of non-competition which may be available under the circumstances and applicable law.

               (c) Each Participant acknowledges that remedies at law for any breach by him of this section 13 may be inadequate and that the damages resulting from any such breach are not readily susceptible to being measured in monetary terms. Accordingly, each Participant acknowledges that upon his violation of any provision of this Section 13, the Company will be entitled to immediate injunctive relief and may obtain an order restraining any threatened or future breach. Each Participant further agrees, subject to the proviso at the end of this sentence, that if he violates any provision of this Section 13, he shall immediately forfeit any rights and benefits under this Plan and shall return to the Company any unexercised Options and forfeit the rights under any Restricted Stock Awards and shall return any shares of Stock held by such Participant received upon exercise of any Option or the lapse of the Restrictions relating to Restricted Stock Awards granted hereunder, together with any proceeds from sales of any shares of Stock received upon exercise of such Options or the lapse of Restrictions of such Restricted Stock Awards; PROVIDED, HOWEVER, that upon violation of subsection (b) of this Section, the forfeiture and return provisions contained in this sentence shall apply only to Options which have become exercisable, and Restricted Stock, the Restrictions with respect to which have lapsed, and in any such case the proceeds of sales therefrom, during the two year period immediately prior to termination of the Participant's employment. Nothing in this Section 13 will be deemed to limit, in any way, the remedies at law or in equity of the Company, for a breach by Participant of any of the provisions of this Section 13.

                (d) Each Participant agrees to provide written notice of the provisions of this Section 13 to any future employer of Participant, and the Company expressly reserves the right to provide such notice to the Participant's future employer(s).

                (e)   If any provision or part of any provision of this
                      Section 13 is held for any reason to be unenforceable, (i) the remainder of this Section 13 shall nevertheless remain in full force and effect and (ii) such provision or part shall be deemed to be amended in such manner as to render such provision enforceable.

14.     GOVERNING LAW.

        The validity, construction and effect of the Plan and any rules relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

15.     ARBITRATION.

        The Company and each Participant hereby agree that in the event of any dispute or controversy arising with respect to the Plan, any Stock Option Agreement, the exercise of any Option (or the disallowance of any exercise at any time, for any reason) or any other matter relating to Options or Restricted Stock Awards, then such dispute or controversy shall be submitted by the parties to mandatory and binding arbitration before a panel of arbitrators appointed by the American Arbitration Association ("AAA"), each of whom shall be knowledgeable in matters of securities in general and, if possible, the administration of stock option programs similar to the Plan. The arbitration proceedings shall be conducted in whichever of the following cities is closest to the work location of the affected Participant: Fort Lauderdale, Florida; Chicago, Illinois; New York, New York; Kansas City, Missouri; Jackson, Mississippi; Nashville, Tennessee or Atlanta, Georgia. The decision of the Company as to which city is closest to the work location of the Participant shall be conclusive and binding, except for manifest error. The decision of the arbitrators shall be rendered in writing, shall be promptly rendered after a hearing on the matter and shall be final, conclusive and binding and may be incorporated in a final judgment rendered by any court of competent jurisdiction.

        Notwithstanding the foregoing, nothing contained herein shall preclude the Company from seeking injunctive or other relief from any court of competent jurisdiction to enforce the provisions of Section 13 hereof.

16.     DEFINITIONS.

        The following terms, when used in the Plan, shall have the meanings set forth below:

               ACTIVELY TRADED: Trading of Company Stock on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System in an average weekly volume that equals at least 0.20% of the then outstanding Company Stock for each of at least four weeks in a row.

               BENEFICIAL OWNER: With respect to any securities of the Company, any Person who is a beneficial owner of such securities as defined in rule 13d-3 under the Exchange Act. The Committee may from time to time adopt interpretations or pronouncements as to who shall be deemed to be Beneficial Owners of the Company's outstanding voting securities as of a given date, which interpretation shall be final and binding on all Participants, the Company and all other interested Persons.

               BOARD:  The Board of Directors of the Company.

               CAUSE: Any cause stated in an employment agreement between the Company and the Participant and/or material violations of employment agreements or the terms of this Plan, acts of dishonesty with respect to the Company, insubordination, divulging confidential information about the Company, interference with the relationship between the Company and any supplier, client, customer, similar person, or performance of any act or omission which the Committee, in its sole discretion, deems to be sufficiently injurious to the interest of the Company to constitute cause.

               CHANGE IN CONTROL: The occurrence of any of the following: (i) a merger or consolidation to which the Company is a party if the individuals and entities who were stockholders of the Company immediately prior to the effective date of such merger or consolidation are Beneficial Owners of less than 50% of the total combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation; or (ii) any Person becomes the Beneficial Owner in the aggregate of securities of the Company representing 50% or more of the total combined voting power of the Company's then issued and outstanding securities unless such Person (or a Person owned directly or indirectly by such Person) was the Beneficial Owner, directly or indirectly, as of the Grant Date applicable to the affected Participant, of more than 50% of the Company's voting securities outstanding as of such Grant Date; or (iii) the sale of all or substantially all of the assets of the Company to any person or entity that is not a wholly-owned subsidiary of the Company; or (iv) the stockholders of the Company approve any plan or proposal for the liquidation of the Company.

               CHANGE IN STATUS: The occurrence with respect to a Participant, of any of the following (but only if such event occurs within two
               (2) years following a Change in Control): (i) any reduction in the aggregate annual compensation paid or payable to a Participant, or any material reduction in the aggregate benefit coverages provided to such Participant under the Company's standard benefit package for all employees; (ii) the assignment to the Participant of any duties inconsistent in any material respect with the Participant's position (including status, offices, titles and reporting responsibilities), authorities, duties or responsibilities as in effect immediately prior to the date of the Change in Control; (iii) the Company's requiring the Participant to be based at any office, facility or location other than the office, facility or location at which the Participant was based immediately prior to the date of the Change in Control;
               (iv) if the Participant is a party to any employment agreement with the Company, any material breach by the Company of such agreement, or any purported termination by the Company of the Participant's employment otherwise than as permitted by such employment agreement; or (v) in the case of a director, the removal of a director or the failure to nominate the director for reelection.

               CODE:  Internal Revenue Code of 1986, as amended.

               COMMITTEE: A committee designated by the Board consisting of not less than two members of the Board who are "disinterested persons," as defined in Rule 16b-3 under the Exchange Act, to administer the Plan.

               COMPANY: Sunbeam Corporation (formerly known as Sunbeam-Oster Company, Inc.)

               CONFIDENTIAL INFORMATION: Any information not generally known to the public, including, without limiting the generality of the foregoing, any customer lists, supplier lists, trade secrets, invention, formulas, methods or processes, whether or not patented or patentable, channels of distribution, business plans, pricing policies and records, financial information of any sort and inventory records of the Company or any affiliate (and such other information normally understood to be confidential or otherwise designated as such in writing by the Company or its subsidiaries). It is not necessary, however, that any information be formally designated as "confidential" if it falls within any of the foregoing categories and is not generally known to the public.

               DESIGNATED OTHER: Any consultant, advisor, contractor or agent of the Company or its subsidiaries, who is not an employee, officer or Outside Director of the Company and who is granted Options or a Restricted Stock Award pursuant to this Plan.

               EFFECTIVE DATE: January 1, 1991; Amended and Restated as of May 15, 1996.

               ERISA: Titles I and IV of the Employee Retirement Income Security Act of 1974, as amended.

               EXCHANGE ACT:  The Securities Exchange Act of 1934, as amended.

               EXERCISE PRICE: The Exercise Price of shares purchasable upon exercise of an Option, as determined pursuant to the terms of Section 5(a).

               FAIR MARKET VALUE: The fair market value of a share of Stock, as determined pursuant to the terms of Section 7.

               GRANT DATE: The date as of which the Committee (or such other committee of the Board of Directors of the Company as shall be empowered to grant Options or to make awards of Restricted Stock) shall grant Options or Restricted Stock, as the case may be, to a Participant under the Plan, as so designated by such Committee.

               IN-THE-MONEY: Options to acquire Stock are considered to be "in-the-money" if the exercise price of the Option is less than the current market price of the Stock.

               NEXT OPTION INCREMENT: This term shall have the meaning ascribed to it in Section 4(a)(iii).

               OPTION: An option, granted under the Plan, to purchase shares of Stock at the Exercise Price. Options granted under the Plan shall not be incentive stock options pursuant to Section 422 of the Code.

               OPTION YEAR: This term shall have the meaning ascribed to it in
               Section 4(a)(iii).

               OUT-OF-THE-MONEY: Options to acquire Stock are considered to be "out-of-the-money" if the exercise price is equal to or greater than the current market price of the Stock.

               OUTSIDE DIRECTOR: A director of the Company who is not either:
               (i) an officer or employee of the Company, or (ii) a Beneficial Owner of, or an officer or employee of any Person which is a direct or indirect Beneficial Owner of, more than 10% of the outstanding Stock.

               PARTICIPANT: An officer, employee, Outside Director of the Company (or a subsidiary of the Company) or Designated Other who is granted an Option or a Restricted Stock Award under the Plan by the Committee. Upon the death of a Participant, the "Participant" shall be deemed to mean the Participant's estate or legal representative.

               PERSON: Any individual, corporation, partnership, association, company, trust, joint venture or other organization or entity or group of associated persons or entities acting in concert. As used herein, references to the male gender shall include the female gender or the neuter, as applicable.

               PLAN: The Equity Team Plan herein set forth, as it may be amended from time to time.

               RESTRICTED PERIOD: This term shall have the meaning ascribed to it in Section 4(b)(iii).

               RESTRICTED STOCK: Shares of Stock granted pursuant to Section 3(b) or (c) of the Plan.

               RESTRICTED STOCK AWARD: The grant of Shares of Restricted Stock to a Participant pursuant to Section 3(b) or 3(c) of the Plan.

               RESTRICTED STOCK AWARD AGREEMENT: The agreement described in
               Section 3(e).

               RESTRICTIONS: The restrictions described in Section 4(b) relating to Restricted Stock.

               "SHARES" or "STOCK": The Common Stock, $0.01 par value per share, of the Company, or such other class of securities as may be applicable pursuant to the provisions of Section 9.

               STOCK OPTION AGREEMENT:  The agreement described in Section 3(e).